FOR IMMEDIATE RELEASE
Contact: Courtney Yopp Norris
(502) 636-4564
Courtney.Norris@kyderby.com

CHURCHILL DOWNS INCORPORATED REPORTS
2014 SECOND-QUARTER RESULTS
SECOND-QUARTER 2014

•	Record net revenues of $303.7 million, up 7% over second-quarter 2013

•	Record Adjusted EBITDA of $116.5 million, 12% above 2013’s second-quarter

•	Record Kentucky Oaks and Derby week Adjusted EBITDA grows $8.8 million over prior year

•	Repurchased 691,000 shares for $61.6 million during the quarter under the approved $100 million stock buy-back plan
LOUISVILLE, Ky. - Churchill Downs Incorporated (CHDN: NASDAQ) (CDI or Company) today, Wednesday, July 30, 2014, reported business results for the second-quarter ended Jun. 30, 2014.
MANAGEMENT COMMENTARY
Robert L. Evans, Chairman and CEO: “Our second-quarter results were solid considering the soft regional gaming market with record net revenues up 7%, and record Adjusted EBITDA up 12% over second-quarter 2013.
“2014 Oaks and Derby week Adjusted EBITDA increased $8.8 million over 2013 to a new record, with broad based gains in premium tickets and admissions, pari-mutuel wagering, media rights, food & beverage, and merchandise. In addition, TwinSpires’ handle continued to outperform U.S. thoroughbred handle trends despite our 2013 departure from Texas. Finally, in late June, we completed the repurchase of 691,000 shares of stock for $61.6 million.”
“We recently completed three strategic initiatives. First, we signed an agreement with The Stronach Group (TSG) to lease Calder Race Course and operate live racing through 2020 which will improve Calder’s future Adjusted EBITDA performance as well as offer a viable long-term solution to preserving racing in South Florida on a year-round basis. Second, we submitted an application to develop and operate a casino in East Greenbush, N.Y., near Albany, with our joint venture partner Saratoga Harness Racing, Inc. Finally, we signed a binding term sheet to manage Saratoga Casino and Raceway in Saratoga Springs, N.Y. and Saratoga Casino Black Hawk in Black Hawk, Colo. As part of the agreement, we intend to acquire a 25% stake in Saratoga Harness Racing, Inc., which owns these properties along with a minority position in other assets.”
CONSOLIDATED RESULTS
(in millions, except per share data):

Churchill Downs Incorporated Reports 2014 Second-Quarter Results
Page 2 of 13, June 30, 2014

	Second Quarter
	2014	2013	% Change
GAAP Measures:
Net revenues	$303.7	$283.6	7
Earnings from continuing operations	57.3	50.3	14
Diluted earnings from continuing operations per share	$3.21	$2.81	14
Net cash flow provided by operating activities	119.1	100.3	19

Non-GAAP Measure:
Adjusted EBITDA	$116.5	$103.9	12

U: > 100% unfavorable; F: > 100% favorable
During the second-quarter of 2014, CDI net revenues increased $20.1 million, or 7%, from the prior year, primarily due to the acquisition of Oxford Casino (Oxford) in July 2013. The strong performance from Kentucky Oaks and Derby week was partially offset by the loss of host revenues and ten fewer live race days at Calder Race Course. In addition, Online Business revenues improved 9%, or $4.5 million, reflecting a 20% increase in unique players. Total Adjusted EBITDA increased $12.6 million, or 12%, driven by higher gains in Kentucky Oaks and Derby week of $8.8 million, $5.6 million from the Oxford acquisition and $3.4 million from our share of the operating income of Miami Valley Gaming (MVG). Partially offsetting these increases was a decline in Adjusted EBITDA of $1.4 million at our Mississippi and Louisiana gaming properties from continued regional economic weaknesses. Furthermore, we incurred $0.8 million of expenses for the on-going development of our Internet gaming platform and $0.5 million of costs associated with our joint bid for the New York Capital Region casino license. Finally, Calder Race Course recognized a decline in Adjusted EBITDA of $2.0 million on the lost host revenues and fewer race days. These items resulted in record net earnings per common share of $3.21, an increase 14% compared to the prior period.
GAMING RESULTS
(in millions):

	Second Quarter
	2014	2013	% Change

Net revenues	$82.0	$66.9	23
Adjusted EBITDA	26.2	19.4	35
During the second-quarter of 2014, CDI Gaming revenues increased $15.1 million, or 23%, from the prior year, due to additional revenues of $19.4 million from the Oxford acquisition. Partially offsetting this increase was a decline in revenues of $2.8 million at our Mississippi properties, which we believe continued to be hindered by regional economic weakness. In addition, our Louisiana properties experienced a decline in revenues of $1.0 million during the period, which included the impact of a three-day maintenance closure at Fair Grounds Slots. Both regions experienced a decline in attendance and wagering which was consistent with the overall decline in the New Orleans and Mississippi markets. Our Miami Valley Gaming (MVG) joint-venture’s second full-quarter of operations generated excellent results with $36.3 million of revenue and $10.3 million in Adjusted EBITDA. Gaming Adjusted EBITDA increased by $6.8 million and was favorably impacted by Oxford results of $5.6 million and our share of MVG operating income of $3.4 million, partially offset by regional weaknesses at our other properties.
ONLINE BUSINESS RESULTS

Churchill Downs Incorporated Reports 2014 Second-Quarter Results
Page 3 of 13, June 30, 2014

(in millions):

	Second Quarter
	2014	2013	% Change

Net revenues	$57.1	$52.5	9
Adjusted EBITDA	14.1	14.1	—
Total handle	266.5	254.6	5
During the second-quarter of 2014, CDI Online Business revenues increased $4.5 million, or 9%, from net revenues recognized during the prior period. TwinSpires’ handle increased 4.7% as it benefitted from a full period of operations from Illinois wagering, which included only twenty-four days of operation during the three months ended June 30, 2013. Partially offsetting this improvement was the continuing loss of Texas wagering during the quarter. Excluding Illinois and Texas from both periods, handle grew by 5.5%, exceeding total industry wagering on thoroughbred racing by 6.9 percentage points. Online Business Adjusted EBITDA remained constant with the prior period, as organic revenue growth and the reinstatement of Illinois wagering was offset by the disruption in Texas wagering and additional taxation on online wagering in certain states.
RACING OPERATIONS RESULTS
(in millions):

	Second Quarter
	2014	2013	% Change

Net revenues	$159.4	$157.4	1
Adjusted EBITDA	78.1	70.5	11
Total handle	667.6	807.7	(17)
During the second-quarter of 2014, CDI Racing Operations revenues increased $2.0 million, or 1%, as strong Kentucky Oaks and Derby week results were partially offset by lower hosting revenues and fewer live race days at Calder. Racing Operations Adjusted EBITDA increased $7.6 million, or 11%, as the improvement of Kentucky Oaks and Derby week Adjusted EBITDA of $8.8 million was partially offset by a decline in Calder profitability.
As a result of disruptions within the Florida thoroughbred racing industry, CDI ceased pari-mutuel operations at Calder Race Course on July 2, 2014. The Company reached an agreement with TSG under which TSG will lease certain facilities and conduct live racing at Calder Race Course. CDI will continue to own the racing and gaming licenses, land and property and continue to operate the Calder Casino.
BUSINESS RESULTS CONFERENCE CALL
A conference call regarding this news release is scheduled for Thursday, July 31, 2014, at 9 a.m. ET. Investors and other interested parties may listen to the teleconference by accessing the online, real-time webcast and broadcast of the call at www.churchilldownsincorporated.com, or by dialing (877) 372-0878 and entering the pass code 77404423 at least 10 minutes before the appointed time. International callers should dial (253) 237-1169. The online replay will be available at approximately noon EDT and continue for two weeks at www.churchilldownsincorporated.com. A copy of the Company’s news release announcing quarterly results and relevant financial and statistical information about the period will be accessible at www.churchilldownsincorporated.com.

Churchill Downs Incorporated Reports 2014 Second-Quarter Results
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In addition to the results provided in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), the Company has provided a non-GAAP measurement, which presents a financial measure of earnings before interest, taxes, depreciation and amortization and certain other items as described in the Company’s Annual Report on Form 10K (“Adjusted EBITDA”). Churchill Downs Incorporated uses Adjusted EBITDA as a key performance measure of results of operations for purposes of evaluating performance internally. The Company believes the use of this measure enables management and investors to evaluate and compare, from period to period, the Company’s operating performance in a meaningful and consistent manner. This non-GAAP measurement is not intended to replace the presentation of the Company’s financial results in accordance with GAAP.
ABOUT CHURCHILL DOWNS INCORPORATED
Churchill Downs Incorporated (CDI) (NASDAQ: CHDN), headquartered in Louisville, Ky., owns and operates the world-renowned Churchill Downs Racetrack, home of the Kentucky Derby and Kentucky Oaks, as well as racetrack and casino operations in Miami Gardens, Fla.; racetrack, casino and video poker operations in New Orleans, La.; racetrack operations in Arlington Heights, Ill.; a casino resort in Greenville, Miss.; a casino hotel in Vicksburg, Miss.; a casino in Oxford, Maine; and a 50 percent owned joint venture, Miami Valley Gaming and Racing, in Lebanon, Ohio. CDI also owns the country's premier online wagering company, TwinSpires.com; the totalisator company, United Tote; Luckity.com, offering real-money Bingo online for a chance to win cash prizes; Bluff Media, an Atlanta-based multimedia poker company; and a collection of racing-related telecommunications and data companies. Additional information about CDI can be found online at www.churchilldownsincorporated.com.
Information set forth in this news release contains various “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The Private Securities Litigation Reform Act of 1995 (the “Act”) provides certain “safe harbor” provisions for forward-looking statements. All forward-looking statements are made pursuant to the Act. The reader is cautioned that such forward-looking statements are based on information available at the time and/or management’s good faith belief with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Forward-looking statements speak only as of the date the statement was made. We assume no obligation to update forward-looking information to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information. Forward-looking statements are typically identified by the use of terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “predict,” “project,” “hope,” “should,” “will,” and similar words, although some forward-looking statements are expressed differently. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Important factors that could cause actual results to differ materially from expectations include: the effect of global economic conditions, including any disruptions in the credit markets; a decrease in consumers’ discretionary income; the effect (including possible increases in the cost of doing business) resulting from future war and terrorist activities or political uncertainties; the overall economic environment; the impact of increasing insurance costs; the impact of interest rate fluctuations; the effect of any change in our accounting policies or practices; the financial performance of our racing operations; the impact of gaming competition (including lotteries, online gaming and riverboat, cruise ship and land-based casinos) and other sports and entertainment options in the markets in which we operate; our ability to maintain racing and gaming licenses to conduct our businesses; the impact of live racing day competition with other Florida, Illinois and Louisiana racetracks within those respective markets; the impact of higher purses and other incentives in states that compete with our racetracks; costs associated with our efforts in support of alternative gaming initiatives; costs associated with customer relationship management initiatives; a substantial change in law or regulations affecting pari-mutuel and gaming activities; a substantial change in allocation of live racing days; changes in Kentucky, Florida, Illinois or Louisiana law or regulations that impact revenues or costs of racing operations in those states; the presence of wagering and gaming operations at other states’ racetracks and casinos near our operations; our continued ability to effectively compete for the country’s horses and trainers necessary to achieve full field horse races; our continued ability to grow our share of the interstate simulcast market and obtain the consents of horsemen’s groups to interstate simulcasting; our ability to enter into agreements with other industry constituents for the purchase and sale of racing content for wagering purposes; our ability to execute our acquisition strategy and to complete or successfully operate planned expansion projects; our ability to successfully complete any divestiture transaction; market reaction to our expansion projects; the inability of our totalisator company, United Tote, to maintain its processes accurately, keep its technology current or maintain its significant customers; our accountability for environmental

Churchill Downs Incorporated Reports 2014 Second-Quarter Results
Page 5 of 13, June 30, 2014

contamination; the ability of our online business to prevent security breaches within its online technologies; the loss of key personnel; the impact of natural and other disasters on our operations and our ability to obtain insurance recoveries in respect of such losses (including losses related to business interruption); our ability to integrate any businesses we acquire into our existing operations, including our ability to maintain revenues at historic levels and achieve anticipated cost savings; the impact of wagering laws, including changes in laws or enforcement of those laws by regulatory agencies; the outcome of pending or threatened litigation; changes in our relationships with horsemen's groups and their memberships; our ability to reach agreement with horsemen's groups on future purse and other agreements (including, without limiting, agreements on sharing of revenues from gaming and advance deposit wagering); the effect of claims of third parties to intellectual property rights; and the volatility of our stock price. You should read this discussion in conjunction with the consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013.

Churchill Downs Incorporated Reports 2014 Second-Quarter Results
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CHURCHILL DOWNS INCORPORATED
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(Unaudited)
(in thousands, except per common share data)

	Three Months Ended
	June 30,
	2014	2013	% Change
Net revenues:
Racing	$159,435	$157,387	1
Gaming	81,958	66,887	23
Online	57,076	52,531	9
Other	5,182	6,789	(24)
	303,651	283,594	7
Operating expenses:
Racing	85,483	90,160	(5)
Gaming	62,184	49,624	25
Online	36,811	33,218	11
Other	6,350	6,377	—
Selling, general and administrative expenses	18,666	22,096	(16)
Operating income	94,157	82,119	15
Other income (expense):
Interest income	5	89	(94)
Interest expense	(4,961)	(1,256)	U
Equity in gains (losses) of unconsolidated investments	2,506	(631)	F
Miscellaneous, net	393	1,023	(62)
	(2,057)	(775)	U
Earnings from continuing operations before provision for income taxes	92,100	81,344	13
Income tax provision	(34,767)	(31,035)	(12)
Earnings from continuing operations	57,333	50,309	14
Discontinued operations, net of income taxes:
Loss from operations	—	(11)	100
Net earnings and comprehensive income	$57,333	$50,298	14

Net earnings per common share data:
Basic
Net earnings	$3.23	$2.85	13
Diluted
Net earnings	$3.21	$2.81	14

Weighted average shares outstanding:
Basic	17,531	17,268
Diluted	17,880	17,921

Churchill Downs Incorporated Reports 2014 Second-Quarter Results
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CHURCHILL DOWNS INCORPORATED
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(Unaudited)
(in thousands, except per common share data)

	Six Months Ended
	June 30,
	2014	2013	% Change
Net revenues:
Racing	$190,014	$185,200	3
Gaming	168,513	138,976	21
Online	103,160	95,447	8
Other	9,274	11,847	(22)
	470,961	431,470	9
Operating expenses:
Racing	128,703	131,280	(2)
Gaming	124,399	100,612	24
Online	70,388	63,580	11
Other	12,048	11,559	4
Selling, general and administrative expenses	40,131	39,654	1
Insurance recoveries, net of losses	(431)	(375)	15
Operating income	95,723	85,160	12
Other income (expense):
Interest income	9	99	(91)
Interest expense	(9,934)	(2,732)	U
Equity in gains (losses) of unconsolidated investments	4,796	(795)	F
Miscellaneous, net	368	1,030	(64)
	(4,761)	(2,398)	(99)
Earnings from continuing operations before provision for income taxes	90,962	82,762	10
Income tax provision	(34,329)	(31,364)	(9)
Earnings from continuing operations	56,633	51,398	10
Discontinued operations, net of income taxes:
Loss from operations	—	(42)	100
Net earnings and comprehensive income	$56,633	$51,356	10

Net earnings per common share data:
Basic
Net earnings	$3.20	$2.91	10
Diluted
Net earnings	$3.17	$2.87	10

Weighted average shares outstanding:
Basic	17,475	17,239
Diluted	17,884	17,882

Churchill Downs Incorporated Reports 2014 Second-Quarter Results
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CHURCHILL DOWNS INCORPORATED
SUPPLEMENTAL INFORMATION BY OPERATING UNIT
for the three months ended June 30,
(Unaudited) (in thousands, except per common share data)

	2014	2013	% Change

Net revenues from external customers:
Churchill Downs	$118,348	$108,278	9
Arlington Park	21,193	22,006	(4)
Calder	9,714	17,031	(43)
Fair Grounds	10,180	10,072	1
Total Racing Operations	159,435	157,387	1
Calder Casino	19,873	20,466	(3)
Fair Grounds Slots	9,586	9,978	(4)
VSI	8,658	9,245	(6)
Harlow's Casino	11,777	13,097	(10)
Oxford Casino	19,402	—	F
Riverwalk Casino	12,662	14,101	(10)
Total Gaming	81,958	66,887	23
Online Business	57,076	52,531	9
Other Investments	4,778	6,371	(25)
Corporate	404	418	(3)
Net revenues from external customers	$303,651	$283,594	7

Intercompany net revenues:
Churchill Downs	$4,945	$4,607	7
Arlington Park	1,777	903	97
Calder	351	492	(29)
Fair Grounds	(3)	—	U
Total Racing Operations	7,070	6,002	18
Online Business	244	233	5
Other Investments	1,210	1,348	(10)
Eliminations	(8,524)	(7,583)	12
Net revenues	$—	$—	—

Reconciliation of Adjusted EBITDA to net earnings:
Racing Operations	$78,079	$70,517	11
Gaming	26,174	19,365	35
Online Business	14,087	14,091	—
Other Investments	(673)	920	U
Corporate	(1,141)	(988)	(15)
Total Adjusted EBITDA	116,526	103,905	12
HRE Trust Fund proceeds	—	292	(100)
Share-based compensation expense	(3,113)	(6,214)	50
Pre-opening costs	—	(481)	100
MVG interest expense, net	(597)	—	U
Depreciation and amortization	(15,760)	(14,991)	(5)
Interest income (expense), net	(4,956)	(1,167)	U
Income tax provision	(34,767)	(31,035)	(12)
Earnings from continuing operations	57,333	50,309	14
Discontinued operations, net of income taxes	—	(11)	100
Net earnings and comprehensive income	$57,333	$50,298	14

Churchill Downs Incorporated Reports 2014 Second-Quarter Results
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CHURCHILL DOWNS INCORPORATED
SUPPLEMENTAL INFORMATION BY OPERATING UNIT
for the six months ended June 30,
(Unaudited) (in thousands, except per common share data)

	2014	2013	% Change

Net revenues from external customers:
Churchill Downs	$120,490	$110,578	9
Arlington Park	27,315	29,247	(7)
Calder	17,738	19,311	(8)
Fair Grounds	24,471	26,064	(6)
Total Racing Operations	190,014	185,200	3
Calder Casino	40,456	40,952	(1)
Fair Grounds Slots	21,370	22,342	(4)
VSI	17,581	19,006	(7)
Harlow's Casino	26,228	28,451	(8)
Oxford Casino	36,921	—	F
Riverwalk Casino	25,957	28,225	(8)
Total Gaming	168,513	138,976	21
Online Business	103,160	95,447	8
Other Investments	8,615	11,273	(24)
Corporate	659	574	15
Net revenues from external customers	$470,961	$431,470	9

Intercompany net revenues:
Churchill Downs	$5,173	$4,796	8
Arlington Park	2,794	1,040	F
Calder	707	505	40
Fair Grounds	729	833	(12)
Total Racing Operations	9,403	7,174	31
Online Business	474	446	6
Other Investments	2,108	2,250	(6)
Eliminations	(11,985)	(9,870)	21
Net revenues	$—	$—	—

Reconciliation of Adjusted EBITDA to net earnings:
Racing Operations	$67,829	$59,260	14
Gaming	53,425	41,292	29
Online Business	24,037	25,426	(5)
Other Investments	(2,026)	1,229	U
Corporate	(2,247)	(2,165)	(4)
Total Adjusted EBITDA	141,018	125,042	13
Insurance recoveries, net of losses	431	375	15
HRE Trust Fund proceeds	—	292	(100)
Share-based compensation expense	(8,354)	(9,577)	13
Pre-opening costs	(27)	(711)	96
MVG interest expense, net	(1,137)	—	U
Depreciation and amortization	(31,044)	(30,026)	(3)
Interest income (expense), net	(9,925)	(2,633)	U
Income tax provision	(34,329)	(31,364)	(9)
Earnings from continuing operations	56,633	51,398	10
Discontinued operations, net of income taxes	—	(42)	100
Net earnings and comprehensive income	$56,633	$51,356	10

Churchill Downs Incorporated Reports 2014 Second-Quarter Results
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CHURCHILL DOWNS INCORPORATED
SUPPLEMENTAL INFORMATION BY OPERATING UNIT
for the three and six months ended June 30,
(unaudited) (in thousands)

	Three Months Ended June 30,		Change
Intercompany management fee (expense) income:	2014	2013	$	%
Racing Operations	$(3,200)	$(3,218)	$18	1
Gaming	(957)	(819)	(138)	(17)
Online Business	(802)	(744)	(58)	(8)
Other Investments	(80)	(113)	33	29
Corporate Income	5,039	4,894	145	3
Total management fees	$—	$—	$—

	Six Months Ended June 30,		Change
Intercompany management fee (expense) income:	2014	2013	$	%
Racing Operations	$(4,178)	$(4,059)	$(119)	(3)
Gaming	(3,531)	(2,910)	(621)	(21)
Online Business	(2,233)	(1,976)	(257)	(13)
Other Investments	(213)	(275)	62	23
Corporate Income	10,155	9,220	935	10
Total management fees	$—	$—	$—

Churchill Downs Incorporated Reports 2014 Second-Quarter Results
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CHURCHILL DOWNS INCORPORATED CONSOLIDATED STATEMENTS OF CASH FLOWS Six Months Ended June 30, (unaudited) (in thousands)

	2014	2013
Cash flows from operating activities:
Net earnings and comprehensive income	$56,633	$51,356
Adjustments to reconcile net earnings and comprehensive income to net cash provided by operating activities:
Depreciation and amortization	31,044	30,026
Loss (gain) on asset disposition	66	(1)
Equity in (gain) loss of unconsolidated investments	(4,796)	795
Share-based compensation	8,354	9,577
Other	302	421
Increase (decrease) in cash resulting from changes in operating assets and liabilities, net of business acquisitions and dispositions:
Restricted cash	2,385	(2,179)
Accounts receivable	(13,828)	(17,164)
Other current assets	(4,981)	(4,330)
Accounts payable	28,433	16,405
Purses payable	2,036	2,956
Accrued expenses	(1,775)	(601)
Deferred revenue	(25,843)	(16,270)
Income taxes receivable and payable	38,967	28,763
Other assets and liabilities	2,091	510
Net cash provided by operating activities	119,088	100,264
Cash flows from investing activities:
Additions to property and equipment	(38,475)	(23,772)
Acquisition of gaming license	—	(2,250)
Investment in joint venture	(6,500)	(12,500)
Purchases of minority investments	(273)	(365)
Proceeds on sale of property and equipment	88	2
Change in deposit wagering asset	(2,052)	(3,639)
Net cash used in investing activities	(47,212)	(42,524)
Cash flows from financing activities:
Borrowings on bank line of credit	210,854	350,956
Repayments of bank line of credit	(211,247)	(407,199)
Change in bank overdraft	5,504	1,320
Payments of dividends	(15,186)	—
Repurchase of common stock	(61,561)	—
Repurchase of common stock from share-based compensation	(8,121)	(4,046)
Common stock issued	4,525	244
Windfall tax benefit from share-based compensation	4,465	1,122
Loan origination fees	(170)	(2,036)
Debt issuance costs	(1,029)	—
Change in deposit wagering liability	2,052	3,639
Net cash used in financing activities	(69,914)	(56,000)
Net increase in cash and cash equivalents	1,962	1,740
Cash and cash equivalents, beginning of year	44,708	37,177
Cash and cash equivalents, end of year	$46,670	$38,917

Churchill Downs Incorporated Reports 2014 Second-Quarter Results
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CHURCHILL DOWNS INCORPORATED
CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited) (in thousands)

	June 30, 2014	December 31, 2013
ASSETS
Current assets:
Cash and cash equivalents	$46,670	$44,708
Restricted cash	35,740	36,074
Accounts receivable, net	45,913	46,572
Deferred income taxes	7,194	8,927
Income taxes receivable	—	12,398
Other current assets	18,362	12,036
Total current assets	153,879	160,715
Property and equipment, net	595,926	585,498
Investment in and advance to unconsolidated affiliate	97,488	86,151
Goodwill	300,616	300,616
Other intangible assets, net	192,493	198,149
Other assets	22,737	21,132
Total assets	$1,363,139	$1,352,261
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$70,610	$43,123
Bank overdraft	6,477	973
Account wagering deposit liabilities	20,731	18,679
Purses payable	20,874	18,839
Accrued expenses	65,061	66,469
Accrued interest payable	982	859
Current maturities of long-term debt	—	15,186
Income Taxes Payable	24,836	—
Deferred revenue	11,061	49,078
Total current liabilities	220,632	213,206
Long-term debt, net of current maturities	368,798	369,191
Other liabilities	19,572	17,753
Deferred revenue	14,436	16,706
Deferred income taxes	30,616	30,616
Total liabilities	654,054	647,472
Commitments and contingencies
Shareholders’ equity:
Preferred stock, no par value; 250 shares authorized; no shares issued	—	—
Common stock, no par value; 50,000 shares authorized; 17,292 shares issued at June 30, 2014 and 17,948 shares issued at December 31, 2013	243,618	295,955
Retained earnings	465,467	408,834
Total shareholders’ equity	709,085	704,789
Total liabilities and shareholders’ equity	$1,363,139	$1,352,261

Churchill Downs Incorporated Reports 2014 Second-Quarter Results
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CHURCHILL DOWNS INCORPORATED
JOINT VENTURE FINANCIAL STATEMENTS
for the three months ended June 30,
(Unaudited)

Summarized financial information for Miami Valley Gaming is comprised of the following (in thousands):

	Three Months Ended June 30,			Six Months Ended June 30,
	2014	2013	% Change	2014	2013	% Change
Gaming revenue	$34,400	$—	F	$65,563	$—	F
Non-gaming revenue	1,913	1,763	9%	3,544	3,204	11%
Net revenues	36,313	1,763	F	69,107	3,204	F
Operating and SG&A expenses	26,053	1,803	U	50,264	3,356	U
Adjusted EBITDA	10,260	(40)	F	18,843	(152)	F
Depreciation & amortization expenses	3,474	(10)	U	6,841	13	U
Pre-opening expenses	—	961	F	54	1,421	F
Operating income (loss)	6,786	(991)	F	11,948	(1,586)	F
Interest and other expenses, net	(1,194)	—	U	(2,274)	—	U
Net earnings (loss)	$5,592	$(991)	F	$9,674	$(1,586)	F

	Three Months Ended June 30,			Six Months Ended June 30,
Reconciliation of Operating income (loss) to Churchill Downs' Adjusted EBITDA	2014	2013	% Change	2014	2013	% Change
Operating income (loss)	$6,786	$(991)	F	$11,948	$(1,586)	F
Pre-opening expenses	—	961	(100)%	54	1,421	(96)%
	6,786	(30)	F	12,002	(165)	F
Churchill Downs' Adjusted EBITDA	$3,393	$(15)	F	$6,001	$(83)	F

	June 30, 2014	December 31, 2013
Assets
Current assets	$17,531	$18,002
Property and equipment, net	146,498	151,434
Other assets, net	80,815	80,665
Total assets	$244,844	$250,101

Liabilities and Members' Equity
Current liabilities	$21,989	$46,966
Current portion of long-term debt	8,332	8,332
Long-term debt, excluding current portion	29,471	32,426
Other liabilities	75	75
Members' equity	184,977	162,302
Total liabilities and members' equity	$244,844	$250,101